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                                                                    EXHIBIT 10.3

                                 PROMISSORY NOTE

$500,000.00                                              Date: February 23, 2006

      FOR VALUE RECEIVED, STANDARD MANAGEMENT CORPORATION, a corporation duly organized and validly existing under the laws of the State of Indiana, promises to pay to the order of SAM SCHMIDT AND SHEILA SCHMIDT the sum of Five Hundred Thousand Dollars ($500,000.00), at 2202 Chatsworth Court, Henderson, Nevada 89074 or at such other place as the holder hereof may direct in writing, with nine and one half percent (9.5%) interest thereon. This Promissory Note and all accrued interest thereon is payable on or before May 1, 2006.

      In the event of default of payment, penalties and interest at the rate of twelve per centum (12%) per annum will be applied to the unpaid balance.

      No delay or omission on the part of the holder hereof in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the holder hereof of any right or remedy shall preclude other or further exercise thereof or of any other right or remedy.

      Signed and delivered at Indianapolis, Indiana this 23rd day of February, 2006.

                                 STANDARD MANAGEMENT CORPORATION

                                 By:    /s/ Ronald D. Hunter
                                     -------------------------------------------
                                     Ronald D. Hunter, Chairman, Chief Executive
                                     Officer and President

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                            EXTENSION OF PAYMENT DATE
                               OF PROMISSORY NOTE

      For good and valuable consideration, the receipt of which is hereby acknowledged, Sam Schmidt and Sheila Schmidt hereby extend the due date of that certain $500,000 Promissory Note dated February 23, 2006 from Standard Management Corporation, from May 1, 2006 to June 1, 2006. A copy of the Promissory Note is attached hereto as Exhibit "A."

      Signed and delivered at Indianapolis, Indiana this 12th day of May, 2006 and effective as of May 1, 2006.

   /s/ Sam Schmidt                           /s/ Sheila Schmidt
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Sam Schmidt                               Sheila Schmidt